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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report: (Date of Earliest Event Reported):
                               September 3, 1998

                           THE QUIZNO'S CORPORATION
                                 (Exact name of registrant as specified in its
charter)

                                     Colorado                        000-23174
84-1169286
                     (State  or  other  jurisdiction               (Commission
(IRS  Employer
                             of  incorporation)                           File
Number)                              Identification  No.)

           1099 18th Street, Suite 2850, Denver, Colorado,     80202
            (Address of principal executive offices)     (Zip Code)

                                Registrant's  telephone number, including area
code:    (303)  291-0999

Item  5.  Other  Events.    Other  event
Press release regarding Quizno's hiring of veteran Little Caesars Executive as Chief Operating Officer

                    Exhibit  No.                                   Description
--------------------------------          ------------------------------------
Reg.  S-K  Item  No.
--------------------

*99.1          Press  release          99



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE  QUIZNO'S  CORPORATION



Date:  September  3,  1998                    By:/s/  John  L.  Gallivan
     John  L.  Gallivan,  Chief  Financial  Officer

                                 EXHIBIT INDEX


                    Exhibit  No.                                   Description
--------------------------------          ------------------------------------
Reg.  S-K  Item  No.
--------------------

*99.1          Press  release          1